SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 2, 2009

ISIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

1896 Rutherford Road

Carlsbad, CA 92008

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendments to Bylaws.

On June 2, 2009, the Board of Directors (the “Board”) of Isis Pharmaceuticals, Inc. (“Isis”) adopted the Amended and Restated Bylaws of Isis.  The Amended and Restated Bylaws, amended Isis’ previous bylaws, primarily to:

•                  Require stockholders proposing director nominations or other business intended to be brought at a stockholders meeting to disclose their ownership interest in Isis, including trading in derivative securities that may disguise ownership occurring within last 12 months;

•                  Increase disclosure requirements relating to nominees for directors, including completion of director questionnaire by each nominee and disclosure of voting commitments to third parties;

•                  Require director nominees to comply with Isis’ corporate governance standards if elected;

•                  Obligate a stockholder providing advance notice of either director nominees or stockholder proposals to update and supplement notices;

•                  Reduce the quorum required for the Board to vote regarding questions related to indemnification of directors, executive officers, other officers, employees and other agents;

•                  Define the duties of Isis’ Chief Executive Officer;

•                  Require that, to be timely, a stockholder’s notice submitting a proposal or director nomination for consideration at Isis’ annual stockholder meeting, must be delivered to Isis’ Secretary at Isis’ principal executive offices not later than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; and

•                  Require that, to be timely, a stockholder’s notice submitting a proposal or director nomination for consideration at a special meeting of stockholders must be delivered to Isis’ Secretary at Isis’ principal executive offices not later than the close of business on the later of the 120th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

Therefore, if you have a proposal or Director nomination that you would like Isis to include in Isis’ Proxy Statement and form of proxy for, or to present at the 2010 Annual Meeting of Stockholders, you must send the proposal to Isis by no later than December 21, 2009.  Stockholders wishing to submit proposals or Director nominations that are not to be included in such Proxy Statement and proxy must do so no later than the close of business on February 2, 2010.

The description of the Amended and Restated Bylaws set forth above is qualified in its entirety by reference to the full and complete Amended and Restated Bylaws, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

3.1              Amended and Restated Bylaws of Isis Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISIS PHARMACEUTICALS, INC.

Dated: June 2, 2009	By:	/s/ B. Lynne Parshall
B. LYNNE PARSHALL
Chief Financial Officer and Chief Operating Officer

INDEX TO EXHIBITS

3.1           Amended and Restated Bylaws of Isis Pharmaceuticals, Inc.